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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
NTN Communications, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.






                                  /s/ KPMG LLP

San Diego, California
April 13, 2001